UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2021

Date of reporting period: January 31, 2021

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

GQG Partners Emerging Markets Equity Fund

GQG Partners US Select Quality Equity Fund

GQG Partners Global Quality Equity Fund

SEMI-ANNUAL REPORT	JANUARY 31, 2021
Investment Adviser: GQG Partners LLC

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2021

The Funds file their complete schedules of investments with the US Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Form N-Q and Form N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-362-8333; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2021 (Unaudited)

LETTER TO SHAREHOLDERS

Dear Investors,

Cyclical. That’s probably the right word to describe not only knowledge generally, but the last six months specifically.

While the broader 12-month period felt like a full business cycle truncated into a handful of months, with both strong ups and downs, the 6-month period ending January 31, 2021, saw equally strong rebounds underscored by broad equity market strength post the US election and on the back of better than expected vaccine news.

Regardless of the time period, in our view, adaptability and humility were crucial in navigating these cycles.

Having said that, our strong commitment to striving to protect our investors’ assets during these inflection points often means we underperform our benchmarks on a relative basis during the early stages of a rebound. Generally speaking, if deep cyclicals rise, which they typically do in early stages of an upturn, we expect to underperform on a relative basis. During the fourth quarter, and this was most pronounced in November, we saw the areas of the market that were most negatively impacted by the pandemic suddenly jump in price by what in our view was the news of strong data on the efficacy of the vaccines as well as US elections results.

We believe that perhaps the most dramatic example of this was the reaction of beaten down travel and leisure stocks, which outperformed the broader market in early November post the vaccine announcement. As you might imagine, our exposure to this part of the market — perhaps the area of the market most negatively impacted by the pandemic — was nil, because we feel we have very little visibility on the earnings potential of these companies over the next three to five years. We believe that many energy companies would fit in this speculative bucket as well. In November, two of the top five best-performing asset classes were Brent Crude and West Texas Intermediate.

Looking at the patterns of the market, what actually surprised us during this period was that several of the most expensive companies, whether on a price-to-earnings basis or more egregiously on a price-to-sales basis, also appreciated (more on that in a moment). Quality growth at sensible prices — what we call motherhood and apple pie investing — underperformed and appeared not to participate in the rally.

LOFTY VALUATIONS

With that in mind, let’s dive into the current and prospective environment, and discuss one of the current hot topics: value versus growth in a world where we believe lofty valuations are making the art of investing more interesting — or more dangerous, depending on how you look at it. First, a quick review of some history for context. Since we view the world as a non-linear place, we won’t quite proceed in a linear fashion here either.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2021 (Unaudited)

Despite reservations on beating a dead horse, we’d like to revisit a statistic we’ve opined on previously: valuations for quintiles of revenue growth. Similar to before, we looked at the MSCI USA Index back to 2004 and segmented the index constituents into buckets based on revenue growth. As highlighted in Exhibit 1, the fastest cohort of revenue growth is the most expensive basket — but look how much more expensive it became in late 2020.

To be clear, we do own some names which are priced at 15-20x revenue. However, these represent a small portion of our overall portfolios and are companies that we believe are dominant and have a long runway for growth. In our view, having a few higher-multiple names is very different than having a weighted average price/sales ratio of 6x or even higher at the whole portfolio level. The air begins to get thin at those altitudes!

WHAT’S REALLY OUR STYLE?

For those concerned that we sound like a value investor, lamenting growth and sitting around waiting for mean reversion, rest assured we’re not changing our stripes. We do believe in growth. However, where we break with some of our growth peers is that we still believe in fundamentals and that the price one has to pay for an asset still matters. We also believe that history doesn’t repeat itself, but people do. We are confident that the issues around valuation that we have laid out will at some point manifest themselves in a similar (but not exactly the same) fashion, just as they have in the past.

For anyone struggling to understand our out-of-the-box style on valuations and growth, we’ve developed what we believe is a quick way to frame our approach. With a mission to take less risk as we try to compound our investors’ assets, we believe that: valuation sensitivity matters, growth is very valuable, but quality keeps you afloat even in bad times.

These are our three pillars. With a former value manager who is now described as a growth manager at the helm of GQG Partners, we think that combination is possible.

DOES THE B WORD APPLY THIS TIME?

So, what’s driving current valuations? What’s behind the recent mania? While we’re hesitant to use the dreaded B word, in our view it’s hard to argue that pockets of assets aren’t in “bubble” territory as evidenced by the valuations in Exhibit 1. We know hope springs eternal,

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2021 (Unaudited)

but even the price of hope still matters when it comes to the hope of investment returns. Let’s provide a few more examples to set the backdrop for what we’re describing:

— THE SOUTH SEA COMPANY

In 1720, a speculative frenzy was set off in London on the back of loads of liquidity. The South Sea Company, which was created to finance Britain’s war with France, saw its initial shares explode in value, setting off a wave of new companies (like modern-day SPACs — special purpose acquisition companies) investing in things from Irish bog land to square cannon balls, as well as the famous anecdote of “an undertaking of great advantage, but nobody to know what it is!” This latter scheme purportedly raised £2,000 in 1720 terms. Truly extraordinary.1

— THE NIFTY FIFTY

In the 1960s’ United States, the Nifty Fifty were large, blue chip stocks that carried the moniker of one-decision stocks according to Morgan Guaranty Trust, so named because one simply bought them and watched their money compound at 2 per cent… per month. These companies, from IBM to Coke to Procter & Gamble, were the growth darlings of their day. Their growth was so strong and their prospects so bright, that this growth could be bought at any price, regardless of how unreasonable. By the early ‘70s, when the S&P 500® traded at just under 20x earnings at the time, the Nifty Fifty traded at more than 40x earnings. This was a “bargain” given their assumed perpetual growth.2,3 It just turns out that as the decade ended, multiples had compressed by, well, multiples and ended up in the single digits.

— CISCO THE DOT-COM

When commenting last year on the Tech Bubble, we highlighted the book Dow 36,000, which was published in October 1999. Despite Dow 31,000 finally being reached in 2020, the book, in our view, really encapsulated the fervor from the late ‘90s. To discuss the late ‘90s this year, we will look at the late Benoît Mandelbrot’s The (Mis)Behavior of Markets where he notes that at Cisco Systems’ peak the P/E reached a stratospheric 137x. Put that into perspective. In our view, any investor who actually believed that to be the company’s intrinsic value would have had to assume its earnings would keep up the same torrid pace for at least another decade — by which point Cisco’s market value would have exceeded the annual production of the entire US economy.4 Interestingly enough, Cisco was trading at the “bargain” P/E of 26x in 2003, but its realized growth was 35 per cent per annum. In our view, a truly extraordinary change in sentiment.

LOOKING FORWARD HOPEFULLY TO A LESS EVENTFUL YEAR

So, what are we intending to do for the next year and beyond? We believe some reasonable businesses that may have slightly slower growth (but we think will still grow) can be found at very reasonable prices. Health care in developed markets and a few select financials are the two areas that have found some more room in our portfolio at the expense of some more

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2021 (Unaudited)

expensive technology/consumer discretionary names. Harvesting what has done well may seem quaint in this era, but it’s all about the goal of long-term compounding for us.

With a majority of CEO Tim Carver’s and my wealth invested in GQG Partners and our strategies, and most of the rest of our GQG associates also invested right alongside our clients, we think a lot about risk. We feel a lot of aggressive growth managers currently have too much risk embedded in their portfolios. When we look at what the market is offering currently, we see an attractive path of buying companies with great moats at sensible prices at slightly lower earnings growth. Looking at what has been rewarded in the market over the past three years, it is easy to get complacent in this environment. In our view, complacency is seldom rewarded by the markets over the long term.

Once again, thank you for your continued trust and support.

With warm regards,

Rajiv Jain

Chairman & Chief Investment Officer GQG Partners LLC

END NOTES

1.	Ellen Castelow, “The South Sea Bubble,” History of England, Historic UK Ltd. (website), accessed December 31, 2020, https://www.historic-uk.com/HistoryUK/HistoryofEngland/South-Sea-Bubble/.
2.

EquitySchool (@equityschool), “Nifty Fifty Stock Bubble of the Seventies — Is There a Similarity with Today’s Market,” Medium, October 24, 2015, https://medium.com/@equityschool/nifty-fifty-stock-bubble-of-the-seventies-isthere-a-similarity-with-today-s-market-34b19d7a4cff.

3.	Martin Sosnoff, “Where’s The New Nifty Fifty?,” Forbes, August 10, 2016, https://www.forbes.com/sites/martinsosnoff/2016/08/10/wheres-the-new-nifty-fifty/?sh=144bfd2b5330.
4.	Benoît B. Mandelbrot and Richard L. Hudson, The (Mis)Behavior of Markets (New York: Basic Books, 2004), 250.

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JANUARY 31, 2021 (Unaudited)

IMPORTANT INFORMATION FOR INVESTORS

The information provided in this document does not constitute investment advice and no investment decision should be made based on it. Neither the information contained in this document nor in any accompanying oral presentation is a recommendation to follow any strategy or allocation. In addition, neither is a recommendation, offer or solicitation to sell or buy any security or to purchase of shares in any fund or establish any separately managed account. It should not be assumed that any recommendations made by GQG Partners LLC (GQG) in the future will be profitable or will equal the performance of any securities discussed herein. Before making any investment decision, you should seek expert, professional advice, including tax advice, and obtain information regarding the legal, fiscal, regulatory and foreign currency requirements for any investment according to the law of your home country, place of residence or current abode.

This document reflects the views of GQG as of a particular time. GQG’s views may change without notice. Any forward-looking statements or forecasts are based on assumptions and actual results may vary.

GQG provides this information for informational purposes only. GQG has gathered the information in good faith from sources it believes to be reliable, including its own resources and third parties. However, GQG does not represent or warrant that any information, including, without limitation, any past performance results and any third-party information provided, is accurate, reliable or complete, and it should not be relied upon as such. GQG has not independently verified any information used or presented that is derived from third parties, which is subject to change. Information on holdings, allocations, and other characteristics is for illustrative purposes only and may not be representative of current or future investments or allocations.

The information contained in this document is unaudited. It is published for the assistance of recipients, but is not to be relied upon as authoritative and is not to be substituted for the exercise of one’s own judgment. GQG is not required to update the information contained in these materials, unless otherwise required by applicable law.

The contents of this document are confidential and intended solely for the recipient. No portion of this document and/or its attachments may be reproduced, quoted or distributed without the prior written consent of GQG. GQG is registered as an investment adviser with the U.S. Securities and Exchange Commission. Please see GQG’s Form ADV Part II, which is available upon request, for more information about GQG.

Any account or fund advised by GQG involves significant risks and is suitable only for those persons who can bear the economic risk of the complete loss of their investment. There is no assurance that any account or fund will achieve its investment objectives. Accounts and funds are subject to price volatility and the value of a portfolio will change as the prices of

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2021 (Unaudited)

investments go up or down. Before investing in a strategy, you should consider the risks of the strategy as well as whether the strategy is suitable based upon your investment objectives and risk tolerance.

There may be additional risks associated with international and emerging markets investing involving foreign, economic, political, monetary, and/or legal factors. International investing is not for everyone. You can lose money by investing in securities.

For information on the availability of the Funds in any jurisdiction please consult with your usual contact at GQG Partners or the local distribution agent in your jurisdiction.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JANUARY 31, 2021 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ending January 31, 2021, Investor Shares of the GQG Partners Emerging Markets Equity Fund underperformed the benchmark MSCI EM Index (net) by 212 basis points (bps), posting a total return of 21.95 percent versus a benchmark return of 24.07 percent.

For the six-month period ending January 31, 2021, on a sector basis, the largest contributors to relative performance were stock selection in the consumer staples and an overweight to the information technology sector. The largest detractors were stock selection in the materials and information technology sectors. On a country basis, stock selection in China was the largest contributor to relative performance and stock selection in India was the largest detractor to relative performance.

Notable Contributor to Performance

Mercadolibre Inc. (MELI) – MELI is the largest Latin American ecommerce and payments ecosystem provider by active users. In our view the company continues to see an acceleration in diversified growth between the company’s eCommerce platform (both business to consumer as well as consumer to consumer) as well as their payment solutions platform, MercadoPago. We believe the company continues to benefit from Latin America’s relatively low internet penetration rate (~70%, versus ~95% in North America) as well as the continued transition from cash to digital payments.

Notable Detractor to Performance

Alibaba Group (BABA) – BABA is the world’s largest e-commerce company, as measured by total Gross Merchandise Value (the total value of all items sold across its various platforms). We believe that the announcement of the Ant Financial IPO being pulled, of which BABA owns a 33% stake, combined with increased scrutiny from Chinese regulators for e-Commerce companies weighed on overall performance.

Definition of the Comparative Index

MSCI Emerging Markets Index (Primary Benchmark for the GQG Partners Emerging Market Equity Fund) captures large and mid cap representation across 27 Emerging Markets (EM) countries. With 1,381 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JANUARY 31, 2021 (Unaudited)

SECTOR WEIGHTING †

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.5%

	Shares	Value

BRAZIL — 4.6%

B3 - Brasil Bolsa Balcao	109,760	$1,203,797

Magazine Luiza	18,662,705	85,866,047

Rumo *	2,200	8,131

Vale	10,931,117	176,387,455

Vale ADR, Cl B	3,503,180	56,576,357

		320,041,787

CHINA — 38.8%

China Construction Bank, Cl H	86,797,242	65,557,727

China Merchants Bank, Cl H	11,316,293	86,626,609

GDS Holdings ADR *	1,330,402	137,776,431

Industrial & Commercial Bank of China, Cl H	175,428,528	111,631,313

JD.com, Cl A *	1,716,442	76,038,082

JD.com ADR *	2,900,164	257,215,545

Jiangsu Hengrui Medicine, Cl A	5,335,015	85,537,742

KE Holdings ADR *	706,651	41,763,074

Kweichow Moutai, Cl A	684,241	223,476,335

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JANUARY 31, 2021 (Unaudited)

COMMON STOCK — continued

	Shares	Value

CHINA (continued)

Meituan, Cl B *	1,353,362	$61,906,874

NetEase	10,566,261	241,862,401

New Oriental Education & Technology Group ADR *	661,681	110,831,567

Pharmaron Beijing, Cl A	1,283,777	28,409,867

Ping An Insurance Group of China, Cl H	18,375,993	215,854,051

SF Holding, Cl A	4,879,124	74,643,485

Shanghai International Airport, Cl A	6,203,707	75,644,354

TAL Education Group ADR *	1,071,534	82,379,534

Tencent Holdings	4,057,771	357,261,523

Wuliangye Yibin, Cl A	5,850,471	262,701,910

WuXi AppTec, Cl A	2,654,526	68,267,460

Yunnan Baiyao Group, Cl A	1,829,994	37,579,535

		2,702,965,419

HONG KONG — 1.3%

Hong Kong Exchanges & Clearing	1,123,051	71,836,956

Sun Hung Kai Properties	1,275,077	17,347,783

		89,184,739

INDIA — 15.1%

Hindustan Unilever	2,917,070	90,498,619

Housing Development Finance	9,450,171	307,628,470

ICICI Bank *	4,965,620	36,626,558

Infosys	6,484,889	109,588,611

Infosys ADR	12,940,456	218,434,897

Reliance Industries	6,975,410	176,332,246

Reliance Industries GDR	251,325	12,756,959

State Bank of India *	7,909,834	30,562,502

Tata Consultancy Services	1,676,153	71,396,030

		1,053,824,892

INDONESIA — 0.9%

Bank Central Asia	26,517,390	63,986,323

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JANUARY 31, 2021 (Unaudited)

COMMON STOCK — continued

	Shares	Value

NETHERLANDS — 4.3%

ASML Holding	422,305	$226,419,382

Heineken	717,189	74,946,576

		301,365,958

POLAND — 0.6%

Allegro.eu *	2,083,341	41,299,377

RUSSIA — 8.2%

LUKOIL PJSC	359,477	25,603,290

MMC Norilsk Nickel PJSC	49,334	15,977,459

MMC Norilsk Nickel PJSC ADR	3,605,406	116,490,668

Polymetal International	1,626,581	35,324,904

Polyus PJSC GDR	1,042,174	99,447,682

Polyus PJSC GDR	132,883	12,556,474

Rosneft Oil PJSC	2,141,700	13,450,602

Sberbank of Russia PJSC	53,322,809	181,983,355

Yandex, Cl A *	1,099,278	68,858,774

		569,693,208

SINGAPORE — 1.2%

Sea ADR *	384,659	83,359,452

SOUTH KOREA — 6.9%

LG	550,646	48,732,192

Samsung Electronics	5,946,060	434,335,316

		483,067,508

SPAIN — 1.0%

Banco Bilbao Vizcaya Argentaria	14,534,050	66,462,921

TAIWAN — 7.2%

Taiwan Semiconductor Manufacturing	21,225,133	442,247,716

Taiwan Semiconductor Manufacturing ADR	471,810	57,334,351

		499,582,067

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JANUARY 31, 2021 (Unaudited)

COMMON STOCK — continued

	Shares	Value

UNITED KINGDOM — 1.8%

Polymetal International	165,205	$3,583,909

Unilever PLC	2,077,297	120,901,173

		124,485,082

UNITED STATES — 4.6%

Consumer Discretionary — 3.1%

MercadoLibre *	121,548	216,295,882

Information Technology — 1.5%

Broadcom	96,507	43,476,403

NVIDIA	122,406	63,600,934

		107,077,337

TOTAL UNITED STATES		323,373,219

Total Common Stock (Cost $4,999,596,739)		6,722,691,952

Total Investments — 96.5% (Cost $4,999,596,739)		$6,722,691,952

Percentages are based on Net Assets of $6,967,663,965.

*	Non-income producing security.

ADR — American Depositary Receipt

    Cl — Class

GDR — Global Depositary Receipt

PJSC — Public Joint Stock Company

 PLC — Public Limited Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JANUARY 31, 2021 (Unaudited)

The following is a summary of the inputs used as of January 31, 2021 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Brazil	$320,041,787	$—	$—	$320,041,787
China	629,966,151	2,072,999,268	—	2,702,965,419
Hong Kong	—	89,184,739	—	89,184,739
India	218,434,897	835,389,995	—	1,053,824,892
Indonesia	—	63,986,323	—	63,986,323
Netherlands	—	301,365,958	—	301,365,958
Poland	—	41,299,377	—	41,299,377
Russia	284,797,124	284,896,084	—	569,693,208
Singapore	83,359,452	—	—	83,359,452
South Korea	—	483,067,508	—	483,067,508
Spain	—	66,462,921	—	66,462,921
Taiwan	57,334,351	442,247,716	—	499,582,067
United Kingdom	—	124,485,082	—	124,485,082
United States	323,373,219	—	—	323,373,219

Total Common Stock	1,917,306,981	4,805,384,971	—	6,722,691,952

Total Investments in Securities	$1,917,306,981	$4,805,384,971	$—	$6,722,691,952

For the period ended January 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND
JANUARY 31, 2021 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ending January 31, 2021, Investor Shares of the GQG Partners US Select Quality Equity Fund underperformed the benchmark S&P 500® by 956 basis points (bps), posting a total return of 4.91 percent versus a benchmark return of 14.47 percent.

For the six-month period ending January 31, 2021, contributors to overall performance were an underweight to the consumer staples and energy sectors. The largest detractors to relative returns were stock selection in the information technology and consumer discretionary sectors.

Notable Contributor to Performance

Abbott Laboratories (ABT) – ABT is a diversified healthcare conglomerate with businesses spanning from the manufacturing and marketing of medical devices, blood glucose monitoring kits, nutritional healthcare products, diagnostic products and equipment, and branded generic drugs. During the period, the company continued to show positive earnings growth and the stock ultimately increased on the back of solid quarterly results, particularly in the molecular and diagnostics segments.

Notable Detractor to Performance

Lockheed Martin Corp – Lockheed is the world’s largest defense contractor by revenue. During the period, the company was a net detractor as investors sold more defensive oriented, slower growth companies in favor of companies with what we believe to be higher degrees of sensitivity to economic growth.

Definition of the Comparative Index

S&P 500 Index (Primary Benchmark for the GQG Partners US Select Quality Equity Fund) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND
JANUARY 31, 2021 (Unaudited)

SECTOR WEIGHTING †

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.7%

	Shares	Value

UNITED STATES — 97.7%

Communication Services — 10.3%

Alphabet, Cl C *	14,292	$26,236,396

Facebook, Cl A *	86,390	22,317,129

Pinterest, Cl A *	91,824	6,290,862

		54,844,387

Consumer Discretionary — 9.8%

Amazon.com *	11,562	37,070,085

Target	82,996	15,036,385

		52,106,470

Consumer Staples — 8.0%

Philip Morris International	260,939	20,783,791

Procter & Gamble	170,914	21,912,884

		42,696,675

Financials — 9.5%

Bank of America	720,299	21,356,866

Morgan Stanley	247,640	16,604,262

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND
JANUARY 31, 2021 (Unaudited)

COMMON STOCK — continued

	Shares	Value

Financials (continued)

Progressive	142,853	$12,455,353

		50,416,481

Health Care — 22.3%

Abbott Laboratories	267,511	33,061,684

AbbVie	93,748	9,607,295

Eli Lilly	48,708	10,129,803

Humana	44,000	16,856,840

Johnson & Johnson	60,411	9,854,846

Royalty Pharma, Cl A	167,377	7,868,393

Syneos Health, Cl A *	65,200	4,847,620

UnitedHealth Group	80,491	26,850,188

		119,076,669

Industrials — 4.2%

L3Harris Technologies	54,075	9,274,403

Lockheed Martin	40,530	13,043,365

		22,317,768

Information Technology — 28.9%

Adobe *	51,188	23,483,519

Advanced Micro Devices *	171,898	14,721,345

Microsoft	178,744	41,461,458

NVIDIA	39,826	20,693,191

PayPal Holdings *	47,695	11,175,416

ServiceNow *	49,534	26,904,887

Visa, Cl A	81,643	15,777,510

		154,217,326

Real Estate — 2.6%

Equinix	19,017	14,071,819

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND
JANUARY 31, 2021 (Unaudited)

COMMON STOCK — continued

	Shares	Value

Utilities — 2.1%

CMS Energy	200,615	$11,410,981

Total Common Stock (Cost $484,294,050)		521,158,576

Total Investments — 97.7% (Cost $484,294,050)		$521,158,576

Percentages are based on Net Assets of $533,285,087.

*	Non-income producing security.

    Cl — Class

As of January 31, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended January 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND
JANUARY 31, 2021 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ending January 31, 2021, Investor Shares of the GQG Partners Global Quality Equity Fund underperformed the benchmark MSCI ACWI by 1,620 basis points (bps), posting a total return of 1.04 percent versus a benchmark return of 17.24 percent.

For the six-month period ending January 31, 2021, on a sector basis, the largest contributor to relative performance was an overweight to the information technology sector. The largest detractor to relative performance was stock selection in the consumer discretionary sector. On a country basis, an overweight to Canada was the largest contributor to relative performance and stock selection in the United States was the largest detractor to relative performance.

Notable Contributor to Performance

Abbott Laboratories (ABT) - ABT is a diversified healthcare conglomerate with businesses spanning from the manufacturing and marketing of medical devices, blood glucose monitoring kits, nutritional healthcare products, diagnostic products and equipment, and branded generic drugs. During the period, the company continued to show positive earnings growth and the stock ultimately increased on the back of solid quarterly results, particularly in the molecular and diagnostics segments.

Notable Detractor to Performance

Alibaba Group (BABA) - BABA is the world’s largest e-commerce company, as measured by total Gross Merchandise Value (the total value of all items sold across its various platforms). We believe that the announcement of the Ant Financial IPO being pulled, of which BABA owns a 33% stake, combined with increased scrutiny from Chinese regulators for e-Commerce companies weighed on overall performance.

Definition of the Comparative Index

MSCI All Country World (Net) Index (MSCI ACWI) (Primary Benchmark for the GQG Partners Global Quality Equity Fund) The MSCI All Country World (Net) Index (MSCI ACWI) captures large and mid cap representation across 23 Developed Markets (DM) and 27 Emerging Markets (EM) countries. DM countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND
JANUARY 31, 2021 (Unaudited)

SECTOR WEIGHTING †

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 94.5%

	Shares	Value

BRAZIL — 1.8%

Vale	411,703	$6,643,351

CHINA — 4.9%

Industrial & Commercial Bank of China, Cl H	3,567,503	2,270,127

JD.com, Cl A *	57,902	2,565,049

JD.com ADR *	21,192	1,879,518

Ping An Insurance Group of China, Cl H	379,060	4,452,637

TAL Education Group ADR *	17,170	1,320,030

Tencent Holdings	61,160	5,384,758

		17,872,119

DENMARK — 3.2%

Novo Nordisk, Cl B	170,734	11,892,212

FRANCE — 3.5%

Air Liquide	36,654	5,997,007

BNP Paribas	67,641	3,258,623

Schneider Electric	25,886	3,797,223

		13,052,853

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND
JANUARY 31, 2021 (Unaudited)

COMMON STOCK — continued

	Shares	Value

INDIA — 0.5%

HDFC Bank ADR *	27,587	$1,989,023

ITALY — 2.4%

Enel	880,679	8,734,447

NETHERLANDS — 0.4%

ASML Holding	2,532	1,357,535

RUSSIA — 0.9%

Sberbank of Russia PJSC	990,356	3,379,948

SOUTH KOREA — 2.4%

Samsung Electronics	122,071	8,916,786

SPAIN — 1.9%

Banco Bilbao Vizcaya Argentaria	770,529	3,523,561

Banco Santander	1,122,539	3,287,120

		6,810,681

SWITZERLAND — 4.3%

Nestle	126,685	14,227,120

Novartis	16,382	1,481,769

		15,708,889

UNITED KINGDOM — 4.3%

AstraZeneca ADR	310,891	15,731,085

UNITED STATES — 64.0%

Communication Services — 7.1%

Alphabet, Cl C *	7,270	13,345,830

Facebook, Cl A *	45,635	11,788,889

Pinterest, Cl A *	17,177	1,176,796

		26,311,515

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND
JANUARY 31, 2021 (Unaudited)

COMMON STOCK — continued

	Shares	Value

Consumer Discretionary — 7.5%

Amazon.com *	6,604	$21,173,745

Target	35,458	6,423,926

		27,597,671

Consumer Staples — 3.4%

Procter & Gamble	96,927	12,427,011

Financials — 6.5%

Bank of America	370,294	10,979,217

Morgan Stanley	107,624	7,216,189

Progressive	67,214	5,860,389

		24,055,795

Health Care — 13.3%

Abbott Laboratories	124,723	15,414,516

AbbVie	52,785	5,409,407

Eli Lilly	33,216	6,907,931

Humana	18,330	7,022,406

UnitedHealth Group	42,423	14,151,464

		48,905,724

Industrials — 2.8%

L3Harris Technologies	24,142	4,140,595

Lockheed Martin	19,426	6,251,675

		10,392,270

Information Technology — 20.3%

Adobe *	23,032	10,566,391

Advanced Micro Devices *	98,729	8,455,152

Microsoft	86,538	20,073,355

NVIDIA	21,519	11,181,057

PayPal Holdings *	27,495	6,442,353

ServiceNow *	16,291	8,848,619

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND
JANUARY 31, 2021 (Unaudited)

COMMON STOCK — continued

	Shares	Value

Information Technology (continued)

Visa, Cl A	47,939	$9,264,212

		74,831,139

Real Estate — 1.7%

Equinix	8,357	6,183,846

Utilities — 1.4%

CMS Energy	89,957	5,116,754

TOTAL UNITED STATES		235,821,725

Total Common Stock (Cost $317,945,883)		347,910,654

PREFERRED STOCK — 1.6%

GERMANY — 1.6%

Volkswagen, 2.80%	31,926	6,041,965

Total Preferred Stock (Cost $5,856,278)		6,041,965

Total Investments — 96.1% (Cost $323,802,161)		$353,952,619

Percentages are based on Net Assets of $368,162,636.

*	Non-income producing security.

ADR — American Depositary Receipt

    Cl — Class

PJSC — Public Joint Stock Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND
JANUARY 31, 2021 (Unaudited)

The following is a summary of the inputs used as of January 31, 2021 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Brazil	$6,643,351	$—	$—	$6,643,351
China	3,199,548	14,672,571	—	17,872,119
Denmark	—	11,892,212	—	11,892,212
France	—	13,052,853	—	13,052,853
India	1,989,023	—	—	1,989,023
Italy	—	8,734,447	—	8,734,447
Netherlands	—	1,357,535	—	1,357,535
Russia	—	3,379,948	—	3,379,948
South Korea	—	8,916,786	—	8,916,786
Spain	—	6,810,681	—	6,810,681
Switzerland	—	15,708,889	—	15,708,889
United Kingdom	15,731,085	—	—	15,731,085
United States	235,821,725	—	—	235,821,725

Total Common Stock	263,384,732	84,525,922	—	347,910,654

Preferred Stock
Germany	—	6,041,965	—	6,041,965

Total Investments in Securities	$263,384,732	$90,567,887	$—	$353,952,619

For the period ended January 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2021 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	GQG Partners Emerging Markets Equity Fund	GQG Partners US Select Quality Equity Fund	GQG Partners Global Quality Equity Fund
Assets:
Investments, at Value (Cost $4,999,596,739, $484,294,050 and $323,802,161)	$6,722,691,952	$521,158,576	$353,952,619
Foreign Currency, at Value (Cost $3,289, $– and $15)	3,370	–	17
Cash	254,291,874	23,228,360	6,817,284
Receivable for Capital Shares Sold	61,209,374	910,538	942,965
Receivable for Investment Securities Sold	8,828,416	15,221,298	14,146,012
Dividend and Interest Receivable	7,735,633	570,159	361,081
Reclaim Receivable	–	–	53,791
Other Prepaid Expenses	95,943	34,863	30,497

Total Assets	7,054,856,562	561,123,794	376,304,266

Liabilities:
Payable for Investment Securities Purchased	48,932,295	27,601,136	7,836,490
Accrued Foreign Capital Gains Tax on Appreciated Securities	28,360,735	–	–
Payable to Investment Adviser	5,325,825	187,408	203,883
Payable for Capital Shares Redeemed	4,032,212	–	36,782
Payable to Administrator	213,768	16,754	11,603
Unrealized Loss on Foreign Spot Currency Contracts	11,768	–	8,753
Chief Compliance Officer Fees Payable	5,662	–	–
Payable to Trustees	1,363	132	98
Shareholder Servicing Fees Payable, Investor Shares	–	–	277
Other Accrued Expenses and Other Payables	308,969	33,277	43,744

Total Liabilities	87,192,597	27,838,707	8,141,630

Net Assets	$6,967,663,965	$533,285,087	$368,162,636

Net Assets Consist of:
Paid-in Capital	$5,240,915,684	$496,124,284	$344,347,639
Total Distributable Earnings	1,726,748,281	37,160,803	23,814,997

Net Assets	$6,967,663,965	$533,285,087	$368,162,636

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2021 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	GQG Partners Emerging Markets Equity Fund	GQG Partners US Select Quality Equity Fund	GQG Partners Global Quality Equity Fund
Investor Shares:
Net Assets	$146,804,982	$1,584,553	$1,428,870
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	8,124,039	113,716	113,290
Net Asset Value, Offering and Redemption Price Per Share	$18.07	$13.93	$12.61

Institutional Shares:
Net Assets	$6,789,332,181	$531,346,471	$366,417,441
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	374,259,630	38,071,908	29,009,767
Net Asset Value, Offering and Redemption Price Per Share	$18.14	$13.96	$12.63

R6 Shares:
Net Assets	$31,526,802	$354,063	$316,325
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	1,737,902	25,363	25,048
Net Asset Value, Offering and Redemption Price Per Share	$18.14	$13.96	$12.63

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
FOR THE SIX MONTHS ENDED
JANUARY 31, 2021 (Unaudited)

STATEMENTS OF OPERATIONS

	GQG Partners Emerging Markets Equity Fund	GQG Partners US Select Quality Equity Fund	GQG Partners Global Quality Equity Fund
Investment Income:
Dividends	$27,552,649	$2,216,305	$1,586,199
Interest	9,092	710	519
Less: Foreign Taxes Withheld	(4,340,797)	–	(63,682)

Total Investment Income	23,220,944	2,217,015	1,523,036

Expenses:
Investment Advisory Fees	25,061,125	763,585	982,732
Administration Fees	1,147,467	68,213	62,100
Shareholder Serving Fees, Investor Shares	102,315	738	1,051
Trustees’ Fees	13,264	584	678
Chief Compliance Officer Fees	4,786	358	404
Custodian Fees	395,502	4,576	12,040
Registration and Filing Fees	208,228	35,980	54,840
Transfer Agent Fees	182,555	37,586	37,891
Printing Fees	56,192	2,333	2,928
Legal Fees	36,908	1,563	1,858
Audit Fees	12,552	12,294	12,401
Other Expenses	32,871	2,503	3,369

Total Expenses	27,253,765	930,313	1,172,292

Less:
Waiver of Investment Advisory Fees	–	(97,557)	(36,715)
Advisory Waiver Recapture - Note 5	189,050	–	–
Fees Paid Indirectly	(11,170)	(42)	(98)

Net Expenses	27,431,645	832,714	1,135,479

Net Investment Income (Loss)	(4,210,701)	1,384,301	387,557

Net Realized Gain (Loss) on:
Investments	338,561,366	(68,551)	(3,317,033)
Foreign Currency Transactions	(2,777,033)	–	(111,390)

Net Realized Gain (Loss)	335,784,333	(68,551)	(3,428,423)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	742,199,569	11,163,581	2,236,469
Accrued Foreign Capital Gains Tax on Appreciated Securities	(15,068,078)	–	–
Foreign Currency Translation	(59,590)	–	(7,353)

Net Change in Unrealized Appreciation	727,071,901	11,163,581	2,229,116

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	1,062,856,234	11,095,030	(1,199,307)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,058,645,533	$12,479,331	$(811,750)

Amounts designated as “ –” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020
Operations:
Net Investment Income (Loss)	$(4,210,701)	$16,359,974
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	335,784,333	(161,941,351)
Net Change in Unrealized Appreciation on Investments, Accrued Foreign Capital Gains Tax on Appreciated Securities and Foreign Currency Translation	727,071,901	770,182,427

Net Increase in Net Assets Resulting From Operations	1,058,645,533	624,601,050

Distributions
Investor Shares	(204,085)	(264,999)
Institutional Shares	(14,768,602)	(24,733,663)
R6 Shares	(72,130)	(169,528)

Total Distributions	(15,044,817)	(25,168,190)

Capital Share Transactions (1):
Investor Shares
Issued	49,468,799	81,909,119
Reinvestment of Distributions	201,627	259,980
Redeemed	(12,311,773)	(23,704,568)

Net Investor Shares Transactions	37,358,653	58,464,531

Institutional Shares
Issued	1,895,539,824	2,465,279,489
Reinvestment of Distributions	11,352,390	18,651,790
Redeemed	(412,017,543)	(575,019,294)

Net Institutional Shares Transactions	1,494,874,671	1,908,911,985

R6 Shares
Issued	12,421,235	8,144,710
Reinvestment of Distributions	72,130	169,528
Redeemed	(8,899,717)	(2,048,762)

Net R6 Shares Transactions	3,593,648	6,265,476

Net Increase in Net Assets From Capital Share Transactions	1,535,826,972	1,973,641,992

Total Increase in Net Assets	2,579,427,688	2,573,074,852

Net Assets:
Beginning of Period/Year	4,388,236,277	1,815,161,425

End of Period/Year	$6,967,663,965	$4,388,236,277

(1)	See Note 7 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020
Operations:
Net Investment Income	$1,384,301	$388,135
Net Realized Gain (Loss) on Investments	(68,551)	2,955,429
Net Change in Unrealized Appreciation on Investments	11,163,581	21,793,361

Net Increase in Net Assets Resulting From Operations	12,479,331	25,136,925

Distributions
Investor Shares	(9,539)	(3,115)
Institutional Shares	(3,506,010)	(314,395)
R6 Shares	(2,421)	(1,875)

Total Distributions	(3,517,970)	(319,385)

Capital Share Transactions (1):
Investor Shares
Issued	469,875	721,171
Reinvestment of Distributions	9,539	3,115
Redeemed	(183,376)	(97,175)

Net Investor Shares Transactions	296,038	627,111

Institutional Shares
Issued	376,282,589	97,493,399
Reinvestment of Distributions	3,239,261	314,395
Redeemed	(23,041,191)	(794,684)

Net Institutional Shares Transactions	356,480,659	97,013,110

R6 Shares
Reinvestment of Distributions	2,421	1,875

Net R6 Shares Transactions	2,421	1,875

Net Increase in Net Assets From Capital Share Transactions	356,779,118	97,642,096

Total Increase in Net Assets	365,740,479	122,459,636

Net Assets:
Beginning of Period/Year	167,544,608	45,084,972

End of Period/Year	$533,285,087	$167,544,608

(1)	See Note 7 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020
Operations:
Net Investment Income	$387,557	$399,863
Net Realized Loss on Investments and Foreign Currency Transactions	(3,428,423)	(3,157,298)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Translation	2,229,116	27,213,931

Net Increase (Decrease) in Net Assets Resulting From Operations	(811,750)	24,456,496

Distributions
Institutional Shares	(397,457)	(28,984)
R6 Shares	(358)	(98)

Total Distributions	(397,815)	(29,082)

Capital Share Transactions (1):
Investor Shares
Issued	513,001	829,887
Redeemed	(345,420)	(82,432)

Net Investor Shares Transactions	167,581	747,455

Institutional Shares
Issued	192,424,673	170,687,747
Reinvestment of Distributions	395,330	28,962
Redeemed	(26,206,396)	(11,336,661)

Net Institutional Shares Transactions	166,613,607	159,380,048

R6 Shares
Reinvestment of Distributions	358	98

Net R6 Shares Transactions	358	98

Net Increase in Net Assets From Capital Share Transactions	166,781,546	160,127,601

Total Increase in Net Assets	165,571,981	184,555,015

Net Assets:
Beginning of Period/Year	202,590,655	18,035,640

End of Period/Year	$368,162,636	$202,590,655

(1)	See Note 7 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	Investor Shares

	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Period Ended July 31, 2017 (1)
Net Asset Value, Beginning of Period/Year	$14.84	$13.11	$12.43	$12.14	$10.00

Income from Investment Operations:
Net Investment Income (Loss)*	(0.03)	0.07	0.14	0.07	0.12
Net Realized and Unrealized Gain	3.29	1.80	0.61	0.24^	2.02

Total from Investment Operations	3.26	1.87	0.75	0.31	2.14

Dividends and Distributions:
Net Investment Income	(0.03)	(0.14)	(0.07)	(0.02)	—

Total Dividends and Distributions	(0.03)	(0.14)	(0.07)	(0.02)	—

Net Asset Value, End of Period/Year	$18.07	$14.84	$13.11	$12.43	$12.14

Total Return†	21.95%	14.39%	6.10%	2.57%	21.40%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$146,805	$88,121	$18,124	$9,932	$2,123
Ratio of Expenses to Average Net Assets	1.16%††(2)	1.16%	1.20%	1.26%	1.33%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptures)	1.15%††	1.22%	1.26%	1.33%	1.95%††
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.32)%††	0.53%	1.17%	0.55%	1.83%††
Portfolio Turnover Rate	43%‡	93%	74%	94%	45%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	Commenced operations on December 28, 2016.
(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	Institutional Shares

	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Period Ended July 31, 2017 (1)
Net Asset Value, Beginning of Period/Year	$14.90	$13.15	$12.47	$12.17	$10.00

Income from Investment Operations:
Net Investment Income (Loss)*	(0.01)	0.09	0.18	0.10	0.14
Net Realized and Unrealized Gain	3.29	1.82	0.59	0.23^	2.03

Total from Investment Operations	3.28	1.91	0.77	0.33	2.17

Dividends and Distributions:
Net Investment Income	(0.04)	(0.16)	(0.09)	(0.03)	—

Total Dividends and Distributions	(0.04)	(0.16)	(0.09)	(0.03)	—

Net Asset Value, End of Period/Year	$18.14	$14.90	$13.15	$12.47	$12.17

Total Return†	22.04%	14.62%	6.31%	2.72%	21.70%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$6,789,332	$4,276,901	$1,783,796	$928,267	$201,233
Ratio of Expenses to Average Net Assets	0.98%††(2)	0.98%	1.01%	1.08%	1.08%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptures)	0.97%††	1.03%	1.07%	1.15%	1.69%††
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.15)%††	0.67%	1.46%	0.79%	2.08%††
Portfolio Turnover Rate	43%‡	93%	74%	94%	45%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	Commenced operations on December 28, 2016.
(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	R6 Shares

	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Period Ended July 31, 2017 (1)
Net Asset Value, Beginning of Period/Year	$14.90	$13.14	$12.47	$12.17	$10.00

Income from Investment Operations:
Net Investment Income (Loss)*	(0.01)	0.08	0.19	0.14	0.10
Net Realized and Unrealized Gain	3.29	1.84	0.57	0.19^	2.07

Total from Investment Operations	3.28	1.92	0.76	0.33	2.17

Dividends and Distributions:
Net Investment Income	(0.04)	(0.16)	(0.09)	(0.03)	—

Total Dividends and Distributions	(0.04)	(0.16)	(0.09)	(0.03)	—

Net Asset Value, End of Period/Year	$18.14	$14.90	$13.14	$12.47	$12.17

Total Return†	22.04%	14.71%	6.23%	2.72%	21.70%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$31,527	$23,214	$13,241	$5,575	$315
Ratio of Expenses to Average Net Assets	0.98%††(2)	0.98%	1.01%	1.08%	1.08%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptures)	0.97%††	1.03%	1.07%	1.15%	1.85%††
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.14)%††	0.65%	1.57%	1.06%	1.53%††
Portfolio Turnover Rate	43%‡	93%	74%	94%	45%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	Commenced operations on December 28, 2016.
(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	Investor Shares

	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Period/Year	$13.37	$10.71	$10.00

Income from Investment Operations:
Net Investment Income*	0.04	0.05	0.07
Net Realized and Unrealized Gain	0.61	2.68	0.65

Total from Investment Operations	0.65	2.73	0.72

Dividends and Distributions:
Net Investment Income	(0.01)	(0.07)	(0.01)
Capital Gains	(0.08)	—	—

Total Dividends and Distributions	(0.09)	(0.07)	(0.01)

Net Asset Value, End of Period/Year	$13.93	$13.37	$10.71

Total Return†	4.91%	25.62%	7.20%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$1,585	$1,233	$377
Ratio of Expenses to Average Net Assets	0.59%††	0.60%	0.71%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.66%††	0.94%	4.18%††
Ratio of Net Investment Income to Average Net Assets	0.51%††	0.47%	0.87%††
Portfolio Turnover Rate	75%‡	163%	155%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on September 28, 2018.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	Institutional Shares

	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Period/Year	$13.39	$10.72	$10.00

Income from Investment Operations:
Net Investment Income*	0.06	0.06	0.07
Net Realized and Unrealized Gain	0.61	2.68	0.66

Total from Investment Operations	0.67	2.74	0.73

Dividends and Distributions:
Net Investment Income	(0.02)	(0.07)	(0.01)
Capital Gains	(0.08)	—	—

Total Dividends and Distributions	(0.10)	(0.07)	(0.01)

Net Asset Value, End of Period/Year	$13.96	$13.39	$10.72

Total Return†	4.97%	25.72%	7.33%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$531,346	$165,974	$44,440
Ratio of Expenses to Average Net Assets	0.49%††	0.54%	0.59%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.56%††	0.86%	1.82%††
Ratio of Net Investment Income to Average Net Assets	0.82%††	0.54%	0.79%††
Portfolio Turnover Rate	75%‡	163%	155%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on September 28, 2018.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	R6 Shares

	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Period/Year	$13.39	$10.73	$10.00

Income from Investment Operations:
Net Investment Income*	0.04	0.07	0.08
Net Realized and Unrealized Gain	0.63	2.66	0.66

Total from Investment Operations	0.67	2.73	0.74

Dividends and Distributions:
Net Investment Income	(0.02)	(0.07)	(0.01)
Capital Gains	(0.08)	—	—

Total Dividends and Distributions	(0.10)	(0.07)	(0.01)

Net Asset Value, End of Period/Year	$13.96	$13.39	$10.73

Total Return†	4.97%	25.60%	7.43%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$354	$337	$268
Ratio of Expenses to Average Net Assets	0.49%††	0.54%	0.59%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.56%††	0.93%	3.76%††
Ratio of Net Investment Income to Average Net Assets	0.57%††	0.60%	0.99%††
Portfolio Turnover Rate	75%‡	163%	155%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on September 28, 2018.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	Investor Shares

	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Period/Year	$12.48	$10.48	$10.00

Income from Investment Operations:
Net Investment Income*	–	0.04	0.03
Net Realized and Unrealized Gain	0.13	1.96	0.45

Total from Investment Operations	0.13	2.00	0.48

Net Asset Value, End of Period/Year	$12.61	$12.48	$10.48

Total Return†	1.04%	19.08%	4.80%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$1,429	$1,252	$334
Ratio of Expenses to Average Net Assets	0.90%††	0.90%	0.90%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.93%††	1.35%	3.91%††
Ratio of Net Investment Income to Average Net Assets	0.05%††	0.33%	0.74%††
Portfolio Turnover Rate	61%‡	123%	43%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on March 29, 2019.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	Institutional Shares

	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Period/Year	$12.50	$10.48	$10.00

Income from Investment Operations:
Net Investment Income*	0.02	0.05	0.03
Net Realized and Unrealized Gain	0.12	1.97	0.45

Total from Investment Operations	0.14	2.02	0.48

Dividends and Distributions:
Net Investment Income	(0.01)	—^	—

Total Dividends and Distributions	(0.01)	—	—

Net Asset Value, End of Period/Year	$12.63	$12.50	$10.48

Total Return†	1.15%	19.32%	4.80%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$366,418	$201,026	$17,439
Ratio of Expenses to Average Net Assets	0.75%††	0.75%	0.75%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.78%††	1.14%	3.75%††
Ratio of Net Investment Income to Average Net Assets	0.26%††	0.48%	0.88%††
Portfolio Turnover Rate	61%‡	123%	43%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^	Amount represents less than $0.005 per share.
(1)	Commenced operations on March 29, 2019.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	R6 Shares

	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Period/Year	$12.50	$10.48	$10.00

Income from Investment Operations:
Net Investment Income*	0.01	0.05	0.03
Net Realized and Unrealized Gain	0.13	1.97	0.45

Total from Investment Operations	0.14	2.02	0.48

Dividends and Distributions:
Net Investment Income	(0.01)	—^	—

Total Dividends and Distributions	(0.01)	—	—

Net Asset Value, End of Period/Year	$12.63	$12.50	$10.48

Total Return†	1.15%	19.32%	4.80%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$316	$313	$262
Ratio of Expenses to Average Net Assets	0.75%††	0.75%	0.75%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.78%††	1.29%	3.77%††
Ratio of Net Investment Income to Average Net Assets	0.21%††	0.50%	0.95%††
Portfolio Turnover Rate	61%‡	123%	43%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^	Amount represents less than $0.005 per share.
(1)	Commenced operations on March 29, 2019.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2021 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 37 funds. The financial statements herein are those of the GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund (each a “Fund” and collectively, the “Funds”). The investment objective of each Fund is to seek long-term capital appreciation. Each of the Funds are classified as “non-diversified,” which means that they may invest a larger percentage of its assets in a smaller number of issuers than diversified funds. GQG Partners LLC serves as the Funds’ investment adviser (the “Adviser”). The Funds currently offer Investor Shares, Institutional Shares and R6 Shares. The GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund commenced operations on December 28, 2016, September 28, 2018, and March 29, 2019, respectively. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2021 (Unaudited)

in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time each Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which each Fund calculates its net asset value, it may request that a Committee meeting be called.

The GQG Partners Emerging Markets Equity Fund and the GQG Partners Global Quality Equity Fund use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Funds’ based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2021 (Unaudited)

applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended January 31, 2021, there have been no significant changes to the Funds’ fair valuation methodology.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2021 (Unaudited)

Federal Income Taxes — It is each Fund’s intention to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended January 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any significant interest or penalties.

Foreign Taxes — The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. The GQG Partners Emerging Markets Equity Fund has accrued foreign tax in the amount of $28,360,735 presented on the Statement of Assets and Liabilities.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Participation Notes (P-Notes) – To the extent consistent with its Investment Objective and Strategies, each Fund may acquire P-Notes issued by participating banks or broker dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2021 (Unaudited)

commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. In addition to the investment risk associated with the underlying security, participation notes have the counterparty risk associated with the issuer of the P-Note. Holders of P-Notes (such as a Fund) do not have rights against the issuer of the underlying security. In addition, the Funds will incur transaction costs as a result of investments in P-Notes.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Cash—Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund are apportioned among the Funds of the Trust based on the number of Funds and/or relative net assets.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2021 (Unaudited)

Classes—Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of their net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the period ended January 31, 2021, GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund were charged $1,147,467, $68,213, and $62,100 respectively.

The Funds have adopted a Shareholder Servicing Plan (the “Plan”) that provides that a Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of the Funds’ Investor Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the period ended January 31, 2021, the GQG Emerging Markets Equity Fund, GQG Partners US Select Quality

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Equity Fund, and GQG Partners Global Quality Equity Fund earned credits of $11,170, $42, and $98 which were used to offset transfer agent expenses, respectively. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, GQG Partners LLC provides investment advisory services to the GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund at a fee calculated at an annual rate of 0.90%, 0.45%, and 0.65%, respectively, of the Funds’ average daily net assets, respectively. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses for the GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund after fee reductions and/or expense reimbursements (excluding any class specific expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) for Investor Shares, Institutional Shares and R6 Shares from exceeding 98 basis points, 49 basis points and 75 basis points as set forth below until November 30, 2021 (the “Contractual Expense Limit”). The Adviser may recover all or a portion of its fee reductions or expense reimbursements with respect to a Fund, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Funds’ total annual fund operating expenses are below the Contractual Expense Limit. This agreement may be terminated with respect to the Fund by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on November 30, 2021.

As of January 31, 2021, fees previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement are as follows:

Fiscal Year	Subject to Repayment until January 31:	GQG Partners Emerging Markets Equity Fund	GQG Partners US Select Quality Equity Fund	GQG Partners Global Quality Equity Fund
2019	2022	$417,355	$-	$-
2020	2023	1,132,173	296,598	264,074
2021	2024	442,537	192,874	219,234

		$1,992,065	$489,472	$483,308

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6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended January 31, 2021, were as follows:

	GQG Partners Emerging Markets Equity Fund	GQG Partners Global Quality Equity Fund	GQG Partners US Select Quality Equity Fund
Purchases
U.S. Government	$—	$—	$—
Other	3,638,483,827	354,446,302	584,712,079
Sales
U.S. Government	$—	$—	$—
Other	2,286,915,955	173,200,537	237,896,774

7. Share Transactions:

	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020
GQG Partners Emerging Markets Equity Fund
Investor Shares
Issued	2,900,450	6,365,038
Reinvestment of Distributions	11,302	19,373
Redeemed	(725,193)	(1,829,669)

Total Investor Shares Transactions	2,186,559	4,554,742

Institutional Shares
Issued	111,143,868	196,586,362
Reinvestment of Distributions	633,858	1,385,720
Redeemed	(24,600,758)	(46,573,982)

Total Institutional Shares Transactions	87,176,968	151,398,100

R6 Shares
Issued	721,297	698,352
Reinvestment of Distributions	4,027	12,604
Redeemed	(545,662)	(160,083)

Total R6 Shares Transactions	179,662	550,873

Net Increase in Shares Outstanding From Share Transactions	89,543,189	156,503,715

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	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020
GQG Partners US Select Quality Equity Fund
Investor Shares
Issued	33,847	65,157
Reinvestment of Distributions	680	270
Redeemed	(13,049)	(8,366)

Total Investor Shares Transactions	21,478	57,061

Institutional Shares
Issued	27,093,551	8,289,414
Reinvestment of Distributions	230,283	27,173
Redeemed	(1,647,758)	(65,222)

Total Institutional Shares Transactions	25,676,076	8,251,365

R6 Shares
Reinvestment of Distributions	172	162

Total R6 Shares Transactions	172	162

Net Increase in Shares Outstanding From Share Transactions	25,697,726	8,308,588

	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020
GQG Partners Global Quality Equity Fund
Investor Shares
Issued	39,773	76,013
Redeemed	(26,843)	(7,534)

Total Investor Shares Transactions	12,930	68,479

Institutional Shares
Issued	14,916,157	15,430,178
Reinvestment of Distributions	30,670	2,570
Redeemed	(2,019,843)	(1,013,698)

Total Institutional Shares Transactions	12,926,984	14,419,050

R6 Shares
Reinvestment of Distributions	28	8

Total R6 Shares Transactions	28	8

Net Increase in Shares Outstanding From Share Transactions	12,939,942	14,487,537

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment

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transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions paid during the fiscal year ended July 31, 2020 and July 31, 2019 were as follows:

Ordinary Income
GQG Partners Emerging Markets Equity Fund

2020	$25,168,190

2019	7,630,428

GQG Partners US Select Quality Equity Fund

2020	$319,385

2019	13,093

GQG Partners Global Quality Equity Fund

2020	$29,082

As of July 31, 2020, the components of Distributable Earnings on a tax basis were as follows:

GQG Partners Emerging Markets Equity Fund

Undistributed Ordinary Income	$15,037,879
Capital Loss Carryforwards	(141,713,066)
Post October Losses	(131,828,594)
Unrealized Appreciation	941,636,292
Other Temporary Differences	15,054

Total Distributable Earnings	$683,147,565

GQG Partners US Select Quality Equity Fund

Undistributed Ordinary Income	$2,604,740
Undistributed Long-Term Capital Gain	405,384
Unrealized Appreciation	25,189,318

Total Distributable Earnings	$28,199,442

GQG Partners Global Quality Equity Fund

Undistributed Ordinary Income	$396,810
Capital Loss Carryforwards	(2,628,310)
Unrealized Appreciation	27,256,062

Total Distributable Earnings	$25,024,562

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Post-October losses represent losses realized on investment transactions from November 1, 2019 through July 31, 2020 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital losses may be carried forward and applied against future capital gains. Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss.

Losses carried forward are as follows:

	Short-Term Loss	Long-Term Loss	Total
GQG Partners Emerging Markets Equity Fund	$139,381,772	$2,331,294	$141,713,066
GQG Partners Global Quality Equity Fund	2,537,306	91,004	2,628,310

During the year ended July 31, 2020, GQG Partners US Select Quality Equity Fund utilized capital loss carryforwards of $31,814 to offset capital gains.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years and passive foreign investment companies. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments (including foreign currency and derivatives, if applicable) held by the Fund at January 31, 2021, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
GQG Partners Emerging Markets Equity Fund	$4,999,596,739	$1,758,015,460	$(34,920,247)	$1,723,095,213
GQG Partners US Select Quality Equity Fund	484,294,050	43,936,196	(7,071,670)	36,864,526
GQG Partners Global Quality Equity Fund	323,802,161	35,721,679	(5,571,221)	30,150,458

9. Concentration of Risks:

As with all mutual funds, there is no guarantee that a Fund will achieve its investment objective. You could lose money by investing in a Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Active Management Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – The Funds are subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Funds’ investments may prove to be incorrect. If the investments

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selected and strategies employed by a Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Depositary Receipts Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – ADRs are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. GDRs, EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.

The Funds may invest in unsponsored depositary receipts, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs thereof, and the depositaries of unsponsored depositary receipts frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information to the market and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Equity Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Equity securities include common and preferred stocks, depositary receipts, and P-Notes. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Depositary receipts are described

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above and P-Notes are described below. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

ETF Risk (GQG Partners Global Quality Equity Fund) – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which an index ETF is based or the other holdings of an ETF, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Foreign Company Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund) – Investing in foreign companies, including direct investments and investments through depositary receipts and P-Notes, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the

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U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Securities/Emerging Markets Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Investments in securities of foreign companies (including direct investments as well as investments through depositary receipts or P-Notes) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising a Fund’s portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Geographic Focus Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – To the extent that it focuses its investments in a particular country or geographic region, a Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investing in the United States Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a

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continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities in which the Fund invests.

The U.S. has developed increasingly strained relations with a number of foreign countries, including traditional allies, such as major European Union countries, the U.K., Canada and Mexico, and historical adversaries, such as North Korea, Iran, China and Russia. If these relations were to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Investment Style Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Each Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will have above-average rates of relative earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a relative growth investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use differing investing styles.

IPO Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described below.

When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable

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portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Large Capitalization Company Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – The large capitalization companies in which a Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Large Purchase and Redemption Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Large purchases or redemptions of a Fund’s shares may affect the Fund, since the Fund may be required to sell portfolio securities if it experiences redemptions, and the Fund will need to invest additional cash that it receives. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. In addition, a large redemption could result in a Fund’s expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Certain securities may be difficult or impossible to sell at the time and the price that a Fund would like. A Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – The value of the securities in which the Funds invest may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that

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such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Non-Diversification Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Each Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that a Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Participation Notes Risk (GQG Partners Emerging Markets Equity Fund and GQG Partners Global Quality Equity Fund) – P-Notes are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks and broker-dealers that issue them. Generally, these banks and broker-dealers buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not correlate exactly to the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, but is subject to the same risks of investing directly in the underlying security.

Small- and Mid-Capitalization Company Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – The small- and mid-capitalization companies in which a Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Stock Connect Investing Risk (GQG Partners Emerging Markets Equity Fund and GQG Partners Global Quality Equity Fund) – Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. A Fund’s investments in A Shares purchased through Stock Connect are generally subject to Chinese securities

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regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund.

Stock Connect operates only on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, a Fund may be subject to the risk of price fluctuations of A Shares during the time when Stock Connect is not trading. Because of the way in which A shares are held in Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai Stock Exchange or Shenzhen Stock Exchange becomes insolvent. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

U.S. Treasury Securities Risk (GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

10. Other:

At January 31, 2021, the percentage of total shares outstanding held by shareholders for the Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders, each owning 10% or greater of the aggregate shares outstanding, were as follows:

GQG Partners Emerging Markets Equity Fund	No. of Shareholders	% Ownership
Investor Shares	3	73%
Institutional Shares	2	40%
R6 Shares	3	67%

GQG Partners US Select Quality Equity Fund	No. of Shareholders	% Ownership
Investor Shares	3	97%
Institutional Shares	3	78%
R6 Shares	1	100%

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GQG Partners Global Quality Equity Fund	No. of Shareholders	% Ownership
Investor Shares	2	77%
Institutional Shares	3	67%
R6 Shares	1	100%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of January 31, 2021.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2021 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (August 1, 2020 to January 31, 2021).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2021 (Unaudited)

GQG Partners Emerging Markets Equity Fund

	Beginning Account Value 8/01/20	Ending Account Value 1/31/21	Annualized Expense Ratios	Expenses Paid During Period*
Investor Shares
Actual Portfolio Return	$1,000.00	$1,219.50	1.16%	$6.49
Hypothetical 5% Return	1,000.00	1,019.36	1.16	5.90

Institutional Shares
Actual Portfolio Return	$1,000.00	$1,220.40	0.98%	$5.48
Hypothetical 5% Return	1,000.00	1,020.27	0.98	4.99

R6 Shares
Actual Portfolio Return	$1,000.00	$1,220.40	0.98%	$5.48
Hypothetical 5% Return	1,000.00	1,020.27	0.98	4.99

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

GQG Partners US Select Quality Equity Fund

	Beginning Account Value 8/01/20	Ending Account Value 1/31/21	Annualized Expense Ratios	Expenses Paid During Period*
Investor Shares
Actual Portfolio Return	$1,000.00	$1,049.10	0.59%	$3.05
Hypothetical 5% Return	1,000.00	1,022.23	0.59	3.01

Institutional Shares
Actual Portfolio Return	$1,000.00	$1,049.70	0.49%	$2.53
Hypothetical 5% Return	1,000.00	1,022.74	0.49	2.50

R6 Shares
Actual Portfolio Return	$1,000.00	$1,049.70	0.49%	$2.53
Hypothetical 5% Return	1,000.00	1,022.74	0.49	2.50

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2021 (Unaudited)

GQG Partners Global Quality Equity Fund

	Beginning Account Value 8/01/20	Ending Account Value 1/31/21	Annualized Expense Ratios	Expenses Paid During Period*
Investor Shares
Actual Portfolio Return	$1,000.00	$1,010.40	0.90%	$4.56
Hypothetical 5% Return	1,000.00	1,020.67	0.90	4.58

Institutional Shares
Actual Portfolio Return	$1,000.00	$1,011.50	0.75%	$3.80
Hypothetical 5% Return	1,000.00	1,021.43	0.75	3.82

R6 Shares
Actual Portfolio Return	$1,000.00	$1,011.50	0.75%	$3.80
Hypothetical 5% Return	1,000.00	1,021.42	0.75	3.82

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

Board Considerations in Renewing the Advisory Agreements (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held via videoconference on December 10, 2020 to decide whether to renew the Agreement for an additional one-year term (the “December Meeting”). The December Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the December Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the December Meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the December Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the December Meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the December Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

GQG Partners Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-866-362-8333

Investment Adviser:

GQG Partners LLC

450 East Las Olas Boulevard, Suite 750

Fort Lauderdale, FL 33301

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

GQG-SA-001-0500

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual reports.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: April 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: April 9, 2021

By (Signature and Title)*	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: April 9, 2021

*	Print the name and title of each signing officer under his or her signature.